6% CONVERTIBLE DEBENTURE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


[No. ___]                                         [$500,000 Principal Amount]

                              DBS Industries, Inc.

                  6% CONVERTIBLE DEBENTURE DUE AUGUST 31, 2006


     THIS DEBENTURE is issued by DBS Industries, Inc., a Delaware corporation (the "Company"), and is part of an issue of an aggregate of up to Five Hundred Thousand Dollars $500,000 principal amount of 6% Convertible Debentures due August 31, 2006 (the "Convertible Debentures").

     FOR VALUE RECEIVED, the Company promises to pay to Azure Capital Holdings LLC, or permitted assigns (the "Holder"), the principal sum of Five Hundred Thousand and 00/100 (US $500,000) Dollars] on August 31, 2006 (the "Maturity Date") and to pay simple interest on the principal sum outstanding at the rate of 6% per annum. Accrual of interest shall commence on the date of initial issuance and continue daily on the basis of a 360 day year until payment in full of the principal sum has been made or duly provided for. If the Maturity Date is not a business day in the State of Delaware, then such payment shall be made on the next succeeding business day. Subject to the provisions of Section 4 below, principal and accrued interest on this Debenture are payable in cash on the Maturity Date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the fifth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture register maintained by the Company (the "Debenture Register"). The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check, plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. Withholding and Issuance Taxes. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith. The issuance of certificates for shares of common stock, $ .0004 par value (the "Common Stock"), of the Company upon conversion of this Debenture shall be made without charge to the Holder for any United States issuance tax in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Debenture.

     2. Transfer of Debenture. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Securities Purchase Agreement dated as of August 31, 2001 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. Conversion. The Holder of this Debenture is entitled, at its option, to convert, at any time after the initial issuance of the Convertible Debentures, the Principal Amount of this Debenture or any portion thereof, together with accrued and unpaid interest on such Principal Amount, into shares of Common Stock as follows:

     (a) Right to Convert.

     (i) Subject to the terms, conditions, and restrictions of this Section 3, at any time after the initial issuance of the Convertible Debentures, the Holder of this Debenture shall have the right to convert all or any portion of the Principal Amount of this Debenture, together with the accrued and unpaid interest on such Principal Amount so converted, into that number of fully-paid and nonassessable shares of Common Stock (rounded to the nearest whole share in accordance with Subsection 3(e)), at the Conversion Rate (as defined below).

     (ii) Anything in Subsection 3(a)(i) to the contrary notwithstanding, in no event shall any Holder be entitled to convert all or any portion of the Principal Amount of this Debenture in excess of that amount of the Principal Amount of this Debenture that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its "affiliates" (as defined in Rule 405 under the Securities Act) to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this Subsection, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining, nonconverted portion of the Principal Amount of this Debenture beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants or convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Subsection 3(a)(ii), beneficial ownership shall be calculated in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Subsection, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, the Company shall promptly confirm orally and in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares Common Stock shall be determined after giving effect to conversions of this Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this
Subsection 3(a)(ii) applies, the determination of whether such portion of this Debenture is convertible (in relation to other securities owned by a Holder) and of what portion of this Debenture is convertible shall be in the sole discretion of such Holder, and (subject to the restriction set forth below) the submission of this Debenture for conversion shall be deemed to be such Holder's determination of whether such portion of this Debenture is convertible (in relation to other securities owned by such Holder) and of what portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert such portion of this Debenture at such time as such conversion will not violate the provisions of this Subsection. A Holder of this Debenture may waive the provisions of this Subsection 3(a)(ii) as to itself (and solely as to itself) upon not less than 75 days' prior notice to the Company, and the provisions of this Subsection 3(a)(ii) shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion in violation of this Subsection 3(a)(ii), but otherwise in accordance with this Debenture, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. Subsection 3(g) below sets forth additional limitations on the Company's obligation to issue shares of Common Stock upon conversion of this Debenture.

     (b) Conversion Rate and Other Definitions. The number of shares of Common Stock issuable upon conversion of all or any portion of the Principal Amount of this Debenture pursuant to Subsection (3)(a) shall be determined according to the following formula (the "Conversion Rate"):

                           Conversion Amount
                           ------------------
                           Conversion Price

     For purposes of this Debenture, the following terms shall have the following meanings:

     "Change of Control" means:

     (i) The acquisition by any Person (as defined below) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (x) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions of stock shall not result in a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B), and (C) of subsection (iii) of this definition; or

     (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

     (iii) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (any such corporation being referred to herein as a "Resulting Company"), in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, immediately prior to such Business Combination, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or a Resulting Company) beneficially owns, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the Resulting Company or the combined voting power of the then outstanding voting securities of such Resulting Company except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the Resulting Company were members of the Incumbent Board (or were approved by at least a majority of the Incumbent Board) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Corporation.

     "Closing Bid Price" or "Closing Ask Price" means, for any security as of any date, the last closing bid or ask price, as the case may be, for such security on the Principal Market (as defined below) as reported by Bloomberg L.P. ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid or ask price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid or ask price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid or ask price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid or ask prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price or Closing Ask Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price or Closing Ask Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of a majority of the currently outstanding Principal Amount of all Convertible Debentures. If the Company and the Holders of the Convertible Debentures are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Subsection 3 (h). (All such determinations are to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

     "Conversion Amount" means that portion of this Debenture being converted by such Holder.

     "Conversion Date" means the date upon which the relevant Conversion Notice shall have been received by the Transfer Agent.

     "Conversion Price" means, as of any Conversion Date or other date of determination, the lower of: (i) a fixed conversion price equal to $0.98 (the "Maximum Conversion Price"); or (ii) a variable conversion price equal to 85% of the Market Price, or, if the Company gives notice of redemption to the Holder in accordance with Section 4(b) but fails to pay the Optional Redemption Price in full prior to the Optional Redemption Date, then thereafter the Conversion Price shall be 80% of the Market Price. Provided, however, that the Conversion Price shall in no event be lower than $ 0.21 per share (the "Minimum Conversion Price").

     "Market Price" means the average of the Closing Bid Prices of the Common Stock on the Principal Market as reported by Bloomberg for the five Trading Days immediately preceding the date of determination.

     "Principal Market" means the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ SmallCap Market, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

     "Registration Rights Agreement" means that certain Registration Rights Agreement between the Company and Target Growth Fund Ltd., the initial holder of the Convertible Debentures, concerning the registration of the resale of the shares of Common Stock issuable upon conversion of the Convertible Debentures.

     "Trading Day" means any day during which the Principal Market shall be open for business.

     (c) Conversion Notice. The Holder of this Debenture may exercise its conversion right by giving a written conversion notice in the form of Exhibit A hereto (the "Conversion Notice") to the Company's transfer agent for its Common Stock, as designated by the Company from time to time (the "Transfer Agent"),
(x) by facsimile or (y) by registered mail or overnight delivery service, with a copy by facsimile to the Company and the Company's outside counsel as specified from time to time by written notice to the holders of the Convertible Debentures. Upon receipt of a conversion notice from the Holder, the Company shall make a notation on the Debenture Register as to the remaining outstanding principal amount of the Debentures registered in the name of the Holder which shall be conclusive and binding upon the Holder. Promptly, but in no event more than five (5) Trading Days after the receipt of a Conversion Notice converting the entire unpaid Principal Amount of this Debenture, the Holder of this Debenture shall surrender this Debenture to the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holders of the Convertible Debentures).

     (d) Issuance of Certificates; Time Conversion Effected.

     (i) Promptly, but in no event more than three (3) Trading Days after the receipt of the Conversion Notice referred to in Subsection 3(c), the Transfer Agent shall issue and deliver, or the Company shall cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which this Debenture has been converted. In the alternative, if the Transfer Agent is a participant in the electronic book transfer program, the Transfer Agent shall credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Company. Such conversion shall be deemed to have been effected, and the Conversion Date shall be deemed to have occurred, on the date on which such Conversion Notice shall have been received by the Transfer Agent. The rights of the Holder of this Debenture shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby, on the Conversion Date. Issuance of shares of Common Stock issuable upon conversion that are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

     (ii) The Company understands that a delay in the issuance of the shares of Common Stock after the Conversion Date could result in economic loss to the Holder of this Debenture. The Company shall make best efforts to issue the shares within three (3) Trading Days after the Conversion Date ("Best Efforts Period"). As full compensation to the Holder for its loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Trading Days Late" means the number of Trading Days after seven (7) Trading Days from the date of receipt of a notice from the Holder to the Company indicating that the issuance has been delayed past the Best Efforts Period):

  No. Trading Days Late                  Late Payment For Each
                                       $5,000 of Conversion Amount of
                                      Principal Amount Being Converted
  ------------------------     ------------------------------------------

    1                                               $100
    2                                               $200
    3                                               $300
    4                                               $400
    5                                               $500
    6                                               $600
    7                                               $700
    8                                               $800
    9                                               $900
    10                                             $1,000
    10                              $1,000 + $200 for each Trading Day
                                         late after 10 Trading Days

Provided, however, that the maximum penalty will be one hundred thousand dollars ($100,000). The Company shall make all payments due under this Subsection 3(d)(ii) in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue injunctive relief for the Company 's failure to issue and deliver (or to cause its Transfer Agent to issue and deliver) Common Stock to the Holder as required by Subsection 3(d)(i). Furthermore, in addition to any other remedies that may be available to the Holder, if the Company fails for any reason to effect delivery of such shares of Common Stock within five (5) Trading Days after the Conversion Date, the Holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Transfer Agent, with a copy by facsimile to the Company and the Company's outside counsel. Upon delivery of such notice of revocation, the Company and the

Holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice

     (iii) If, at any time, (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects, or causes the Transfer Agent to dishonor or reject, any Conversion Notice properly delivered in accordance with this Section 3 or (b) any third party who is not and has never been an affiliate of the Holder obtains a judgment or order from any court or public or governmental authority that denies, enjoins, limits, modifies, or delays the right of the Holder to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice to the Company, to require the Company to promptly redeem this Debenture in accordance with Section 4. Under any of the circumstances set forth above, the Company shall indemnify the Holder against and hold it harmless from, and be responsible for the payment of, all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), unless the Company or third party prevails. The Company shall not refuse to honor, or cause the Transfer Agent to refuse to honor, any Conversion Notice unless the Company or the Transfer Agent, as the case may be, has actually been enjoined by a court of competent jurisdiction from doing so and, if so enjoined, the Company shall post with such court a performance bond equal to 135% of the Conversion Amount of this Debenture sought to be converted by the Holder that is the subject of such injunction.

     (iv) The Holder of this Debenture shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. section 101 et seq. (the "Bankruptcy Code"). The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C.
section 362 in respect of the Holder's conversion privilege, if the Company becomes a debtor under the Bankruptcy Code. The Company agrees to take or consent to any and all action necessary to effectuate relief under 11 U.S.C.
section 362 without cost or expense to the Holder.

     (e) Fractional Shares. The Company shall not, nor shall it cause the Transfer Agent to, issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Debenture by the Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after such final aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall cause the Transfer Agent to issue one whole share of Common Stock in respect of such fraction of a share of Common Stock.

     (f) Adjustment to Conversion Price; Dilution and Other Events. In order to prevent dilution of the rights granted under this Debenture, the Conversion Price will be subject to adjustment from time to time as provided in this Subsection 3(f).

     (i) Adjustment of Maximum Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Maximum Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Maximum Conversion Price in effect immediately prior to such combination will be proportionately increased.

     (ii) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) to insure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of this Debenture, such shares of stock, securities or assets as would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable had this Debenture been converted into shares of Common Stock immediately prior to such Organic Change (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to the Holder's rights and interests to insure that the provisions of this Section 3(f) will thereafter be applicable to this Debenture (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Maximum Conversion Price in accordance with Subsection 3(f)(i) using the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Maximum Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the holders of a more than fifty percent (50%) of Principal Amount of the Convertible Debentures then outstanding), the obligation to deliver to each holder of Convertible Debentures such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (g) Limitation on Number of Conversion Shares. Notwithstanding any other provision herein, the Company shall not be obligated to issue any shares of Common Stock upon conversion of the Convertible Debentures if the issuance of such shares of Common Stock plus shares of Common Stock issued upon the exercise of the Warrants issued under the Securities Purchase Agreement would exceed 19.9% of the shares of Common Stock issued and outstanding on the date of the Purchase Agreement (the "Exchange Cap") without the Company's violating the corporate governance rules , if any, of the Principal Market, except that such limitation shall not apply in the event that the Company (i) obtains the approval of its stockholders as required by the corporate governance rules of the Principal Market for issuances of Common Stock in excess of the Exchange

Cap, or (ii) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the holders of more than fifty percent (50%) of the Principal Amount of the Convertible Debentures then outstanding. Until such approval or written opinion is obtained or such action has been taken by the required number of holders, no purchaser of Convertible Debentures pursuant to the Purchase Agreement, collectively, (the "Investors" and, individually, an "Investor") shall be issued, upon conversion of Convertible Debentures, shares of Common Stock in an amount greater than the product of (x) the Exchange Cap amount multiplied by (y) a fraction, the numerator of which is the Principal Amount of Convertible Debentures purchased by such Investor pursuant to the Purchase Agreement and the denominator of which is the aggregate Principal Amount of all the Convertible Debentures purchased by the Investor pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that any Investor shall sell or otherwise transfer any of such Investor's Convertible Debentures, the transferee shall be allocated a pro rata portion of such Investor's Cap Allocation Amount. In the event that any holder of a Convertible Debenture shall convert all of such holder's Convertible Debenture into a number of shares of Common Stock that, in the aggregate, is less than such holder's Cap Allocation Amount, then the difference between such holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Convertible Debentures on a pro rata basis in proportion to the Principal Amount of Convertible Debentures then held by each such Holder.

     (h) Dispute Resolution. In the case of a dispute as to the determination of the Closing Ask Price or Closing Bid Price of any security or the arithmetic calculation of the Conversion Rate, the Company shall, or shall cause the Transfer Agent to, promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within one (1) business day of receipt of the Holder's Conversion Notice. If the Holder and the Company are unable to agree upon the determination of such Closing Ask Price or Closing Bid Price, as the case may be, or the arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day following such date of delivery submit via facsimile (A) the disputed determination of the Closing Ask Price or Closing Bid Price, as the case may be, to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent certified public accounting firm. The Company shall cause the investment bank or the accounting firm, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accounting firm's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     4. Redemption.

     (a) Redemption at the Option of the Holder. If, (i) upon the Transfer Agent's receipt of a Conversion Notice, the Transfer Agent fails to issue shares of Common Stock as contemplated by Subsection 3(d)(i) or cannot issue shares of Common Stock registered for resale under the registration statement required to be filed under the Registration Rights Agreement with respect to the shares of

Common Stock issuable upon conversion of this Debenture (the "Registration Statement") (or which are exempt from the registration requirements under the Securities Act pursuant to Rule 144(k) under the Securities Act) for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available or (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities, including without limitation the Exchange Cap, from issuing all of the Common Stock that is to be issued to the Holder of this Debenture pursuant to a Conversion Notice, then in the case of clause (i), the Company shall, or shall cause the Transfer Agent to, issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice (if the holder shall have given such a Conversion Notice) and pursuant to the provisions of Section 3(d), and with respect to all or any part of the unconverted Principal Amount of this Debenture held by such Holder, the Holder, solely at such Holder's option, can elect to:

     (A) require the Company to redeem from such Holder all or any part of its remaining Principal Amount of this Debenture ("Holder Requested Redemption") at a premium equal to the greater of (I) the sum of: (a) 100% of such Principal Amount and (b) the accrued interest thereon or (II) the product of (a) the Conversion Rate on the date of such Holder's delivery of an Election Response Notice (as defined below) and (b) the greater of (i) the Closing Ask Price of the Common Stock on the Trading Day immediately preceding the event giving rise to such redemption or (ii) the Closing Ask Price of the Common Stock on the date of the Holder's delivery to the Company of a notice of redemption or, if such date of delivery is not a Trading Day, the next date on which the exchange or market on which the Common Stock is traded is open (the "Holder Requested Redemption Price");

     (b) Mechanics of Fulfilling Holder's Election. The Company shall within one
(1) business day send via facsimile to the Holder of this Debenture, upon receipt of a facsimile copy of a Conversion Notice from such Holder that cannot be fully satisfied as described in Subsection 4(a), a notice of the Company's inability to fully satisfy such Holder's Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate
(i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice, (ii) the Principal Amount of this Debenture that cannot be converted and (iii) the applicable Redemption Price. The Holder shall notify the Company of its election pursuant to Subsection 4(a) above by delivering written notice via facsimile to the Company (the "Election Response Notice").

     (c) Payment of Holder Requested Redemption Price. If the Holder shall elect to have this Debenture redeemed pursuant to Subsection 4(a)(i), the Company shall pay the Holder Requested Redemption Price to such Holder in cash by wire transfer of immediately available funds in accordance with such Holder's written wire transfer instructions within five (5) days after the Company's receipt of the Holder's Election Response Notice. If the Company shall fail to pay the applicable Holder Requested Redemption Price to such holder within such five (5) day period (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Holder Requested Redemption Price), in addition to any remedy the Holder of this Debenture may have hereunder, or under the Securities Purchase Agreement and the Registration Rights Agreement, such unpaid amount shall bear interest at the rate of 3.0% per month (prorated for partial months) until paid in full. Until the Holder Requested Redemption Price is paid in full to such Holder, such Holder may void the Holder Requested Redemption with respect to Principal Amount of this Debenture for which the full Holder Requested Redemption Price has not been paid and receive back a Convertible Debenture representing such Principal Amount. Notwithstanding the foregoing, if the Company fails to pay the applicable Holder Requested Redemption Price within such period of five (5) days due to a dispute as to the determination of the Holder Requested Redemption Price, such dispute shall be resolved pursuant to
Section 3(h) with the term "Holder Requested Redemption Price" being substituted for the term "Conversion Rate."

     (d) Pro-rata Conversion and Redemption. If the Company or the Transfer Agent receives a Conversion Notice or Election Response Notice electing a Holder Requested Redemption from more than one holder of Convertible Debentures on the same day, and the Company can convert and/or redeem some, but not all, of such Convertible Debentures pursuant to this Section 4, the Company shall convert and/or redeem from each holder of Convertible Debentures electing to have its Convertible Debenture converted and/or redeemed at such time an amount equal to such holder's pro-rata amount (based on the Principal Amount of Convertible Debentures held by such holder relative to the Principal Amount of Convertible Debentures sought to be converted) of all Convertible Debentures being converted and/or redeemed at such time.

     (e) Redemption at the Option of the Company. At any time after the initial issuance of the Convertible Debentures, the Company, upon notice delivered to the Holders of the then outstanding Convertible Debentures in the manner provided in Subsection 4(b), may redeem not less than $250,000 Convertible Debentures (or the entire remaining balance if such amount is less than $250,000) but only with respect to the Amount as to which such holders have not theretofore furnished a Conversion Notice in compliance with Subsection 3(c). The price for such redemption (the "Optional Redemption Price") shall equal the sum of (a) 120% of the Principal Amount and (b) the accrued interest thereon.

     (f) Notice of Redemption. (i) Notice of redemption pursuant to Subsection 4(a) (the "Optional Redemption Notice") shall be provided by the Company to the Holder in writing (by registered mail or overnight courier at the Holder's last address appearing in the Debenture Register not less than five (5) nor more than ten (10) days prior to the date stipulated by the Company for the redemption of the Convertible Debentures (the "Optional Redemption Date"), which notice shall specify the Optional Redemption Date and refer to Subsection 4(a) and this Subsection 4(b).

     (ii) Upon receipt of the Optional Redemption Notice, the Holder shall have the option, at its sole election, to specify what portion of the Convertible Debentures called for redemption in the Optional Redemption Notice shall be redeemed as provided in Subsection 4(a) or converted into Common Stock in the manner provided in Subsection 3(a). If the Holder elects to convert any portion of the Convertible Debentures, then such conversion shall take place on the Conversion Date specified by the Holder, but in no event after the Optional Redemption Date, in accordance with the terms of Subsection 3(a).

     (g) Surrender of Convertible Debentures. Upon any redemption of this Convertible Debenture pursuant to Subsection 4(a), the Holder shall either deliver the Convertible Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by express courier. Payment of the Optional Redemption Price specified in Subsection 4(a) shall be made by the Company to the Holder against receipt of the Convertible Debentures by wire transfer of immediately available funds to such account(s) as the Holder shall specify in writing to the Company. If payment of such Optional Redemption Price is not made in full by the Optional Redemption Date, the Holder shall thereafter have the right to convert the Convertible Debentures as provided in Section 3(a) hereof at a Conversion Price equal to 80% of the Market Price, but in no event more than the Maximum Conversion Price.

     5. Notices. In case at any time:

     (a) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other pro rata distribution to the holders of its Common Stock; or

     (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights; or

     (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to, another entity or entities; or

     (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or facsimile or by recognized overnight delivery service, addressed to the Holder at the address of the Holder as shown on the books of the Company, (i) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     6. Stock to be Reserved. The Company has a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of all outstanding Convertible Debentures, assuming immediate conversion. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of all of its Convertible Debentures as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all Convertible Debentures. The Company covenants that all shares of Common Stock that shall be so issued shall be duly and validly issued, fully-paid and non assessable. The Company will take all such action as may be so taken without violation of any applicable law or regulation to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of all Convertible Debentures. The Company will not take any action that results in any adjustment of the conversion rights if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Debenture would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     7. Default and Remedies.

     (a) Event of Default. Each of the following shall constitute an "Event of Default":

     (i) the Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of five (5) days; or

     (ii) any of the material representations or warranties made by the Company herein, in the Purchase Agreement, in the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement, shall be false or misleading in any material respect at the time made, and such default is not cured within 14 days of receipt of written notice specifying the nature of the misrepresentation; or

     (iii) the Company shall (A) admit in writing its inability to pay its debts generally as they mature; (B) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (C) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

     (iv) a trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

     (v) any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

     (vi) any final money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

     (vii) bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering, a petition filed in any such proceeding.

     (b) Remedies. Upon the occurrence and during the continuance of any Event of Default, the Holder may declare this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default shall be made at the fair market value of the shares of Common Stock that would be issued at the Conversion Price on the date the Debenture becomes due and payable pursuant to this provision.

     8. Payment Obligation Unconditional. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     9. No Recourse to Stockholders, etc. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     10. No Rights as Stockholder. No provision of this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     11. Definitions. As used in this Debenture, the term "Common Stock" shall mean and include the Company's authorized common stock, $ .0004 par value, as constituted on the issuance date of this Debenture, and shall also include any capital stock of any class of the Company thereafter authorized that shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares of Common Stock receivable upon conversion of this Debenture shall include only shares designated as Common Stock of the Company on the issuance date of this Debenture, or in case of any reorganization, reclassification, or stock split of the outstanding shares thereof, the stock, securities or assets provided for in Sections 3(f) and (g). Any capitalized terms used in this Debenture but not defined herein shall have the meanings set forth in the Purchase Agreement.

     12. Loss, Theft, Destruction of Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (which shall not include the posting of any bond), or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, one or more new Debentures of like tenor. This Debenture shall be held and owned upon the express condition that the provisions of this Section 12 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     13. Record Owner. The Company may deem the person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat such person as, the absolute owner of this Debenture for the purpose of conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effective to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion so made.

     14. Register. The Company shall maintain a transfer agent, which may be the transfer agent for the Common Stock or the Company itself, for the registration of Convertible Debentures. Upon any transfer of this Debenture in accordance with the provisions hereof, the Company shall register or cause the transfer agent to register such transfer on the Convertible Debenture register.

     15. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Debenture. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of this Debenture and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of this Debenture shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     16. Construction. This Debenture shall be deemed to be jointly drafted by the Company and the initial Holders of the Convertible Debentures and shall not be construed against any person as the drafter hereof.

     17. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder of this Debenture in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof (except to the extent that such power, right or privilege must, in accordance with the terms of this Debenture, be exercised within a specified period of time and such period of time has lapsed without such power, right or privilege being exercised), nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     18. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the United States District Court for the Southern District of New York or the state courts of the State of New York located in the Borough of Manhattan in the City of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:  August 31, 2001                     DBS INDUSTRIES, INC.


                                          By:
                                              --------------------------------
                                              Name:  Stanton C. Lawson
                                              Title:    Chief Financial Officer


Attest:
Secretary

                                    EXHIBIT A

                              NOTICE OF CONVERSION
   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The  undersigned   hereby  irrevocably  elects to convert $        of   the
principal amount of the above Debenture No. into shares of Common Stock of DBS Industries, Inc. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion
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Applicable Conversion Price
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Accrued Interest
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Number of shares to be issued:
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Signature
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                                               Name

Address for delivery of shares or DTC account number for deposit of shares:
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